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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 25, 2006

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

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
            NEW JERSEY                        0-19777                     22-3103129
 (State or other jurisdiction of     (Commission File Number)           (IRS Employer
          incorporation)                                            Identification Number)
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                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 - OTHER EVENTS.

      DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on April 25, 2006, reporting that it has filed a patent infringement suit in the United States District Court in Trenton, New Jersey alleging that a River's Edge Pharmaceuticals' LLP ("River's Edge") niacinimide product infringes U.S. patent 6,979,468. In response to a motion put forward with the filing by DUSA, the Court granted an expedited hearing date of May 5, 2006 in order to hear arguments on a motion for preliminary injunction to enjoin River's Edge from selling its alternative product to DUSA's product, Nicomide(R).

      A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

      Except for historical information, this report contains certain forward-looking statements that involve known and unknown risk and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to DUSA's belief regarding the court action. These forward-looking statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements. These factors include, without limitation, the litigation process, the maintenance of our patent portfolio, sufficient funding, and other risks and uncertainties identified in DUSA's filings with the Securities and Exchange Commission from time to time, including its Form 10-K for the year ended December 31, 2005.

ITEM 9.01 - FINANCIAL STATEMENT AND EXHIBITS.

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
Item No.          Description
99                Press Release, dated April 25, 2006
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           DUSA PHARMACEUTICALS, INC.


Dated:   April 25, 2006                    By: /s/ D. Geoffrey Shulman
                                               --------------------------------
                                               D. Geoffrey Shulman, MD, FRCPC
                                               Chairman of the Board and Chief
                                               Executive Officer



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                                  EXHIBIT INDEX
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
Item No.          Description
99                Press Release, dated April 25, 2006
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